Exhibit 99.2
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Reporting Period: September 01, 2009 - September 30, 2009
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	exhibit 1, 1a &2
Schedule of Professional Fees Paid	MOR-1b
Copies of bank statements		X
Cash disbursements journals		exhibit 3
Statement of Operations	MOR-2	exhibit 4
Balance Sheet	MOR-3	exhibit 5
Status of Postpetition Taxes	MOR-4	exhibit 6
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4
Listing of aged accounts payable	MOR-4	exhibit 7
Accounts Receivable Reconciliation and Aging	MOR-5	N/A
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

12/14/2009

Signature of Authorized Individual*	Date

Gail S. Page	Executive Chairman

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(04/07)

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: September 01, 2009 — September 30, 2009
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH — ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

		BANK ACCOUNTS			CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	63,771.57	441.23			64,212.80
RECEIPTS
CASH SALES					0.00
ACCOUNTS RECEIVABLE					0.00
LOANS AND ADVANCES					0.00
SALE OF ASSETS					0.00
OTHER (ATTACH LIST)					0.00
Funds from warrant exercises					1,274,132.00
Funds from investment account with Oppenheimer					15,000.00
COBRA premium					5,513.70
Worker compensation refund					15,028.00
Payroll tax refund					19.37
TRANSFERS (FROM DIP ACCTS)					0.00

TOTAL RECEIPTS					1,309,693.07
DISBURSEMENTS
NET PAYROLL					11,306.24
PAYROLL TAXES					6,758.76
SALES, USE, & OTHER TAXES					0.00
INVENTORY PURCHASES					0.00
SECURED/RENTAL/LEASES					0.00
INSURANCE — medical					0.00
ADMINISTRATIVE					13,811.31
SELLING
OTHER (ATTACH LIST)
Bank charge					617.37
ADP payroll processing fee					558.00

OWNER DRAW *
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS					33,051.68

NET CASH FLOW					1,276,641.39
(RECEIPTS LESS DISBURSEMENTS)

CASH — END OF MONTH					1,340,854.19

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	33,051.68
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$0.00
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$33,051.68

MOR
(04/07)

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: September 01, 2009 — September 30, 2009
BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other
	#3300661—8		#3300661—2		#		#
BALANCE PER BOOKS	See exhibit 1&1a		See exhibit 2

BANK BALANCE
(+) DEPOSITS IN TRANSIT
(ATTACH LIST)
(-) OUTSTANDING CHECKS
(ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER

MOR
(04/07)

VERMILLION INC. Silicon Valley Bank — Checking Account 3300661008 As of September 30, 2009	MOR 1 — Exhibit 1

Closing Ledger Per Statement	515,714.34
Sweep In Transit Per Statement	0.00

Checks outstanding	0.00
Checks held	0.00
Deposit in transit	0.00

515,714.34

Balance per general ledger: Account 1010	515,714.34

Variance	—
MOR
(04/07)

VERMILLION, INC Silicon Valley Bank Payroll Account 3300661012 — GL Account #1016 As Of September 30, 2009	MOR 1 — Exhibit 2

Balance per bank statement:	825,139.85
Less outstanding checks:
ck # Check Date Name
825,139.85

Balance per general ledger: Account 1016	825,139.85

Variance	—
MOR
(04/07)

In re: Vermillion, Inc.	Case No.09-11091 (CSS)
Debtor	Reporting Period: September 01, 2009 — September 30, 2009
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
BMC Group, Inc.	Retainer fee	10,000.00		301471	04/09/09	10,000.00

MOR
(04/07)

Statement of Account

THIS STATEMENT DATE 9-30-09
LAST STATEMENT DATE 8-31-09
ACCOUNT NUMBER 3300661008

ENCLOSURE DEBITS 23
VERMILLION INC
OPERATING DEBTOR IN POSSESION
47350 FREMONT BLVD
FREMONT CA 94538
3300661008 ANALYSIS CHECKING

PREVIOUS BALANCE	8-31-09	95,671.71
+DEPOSITS/CREDITS	4	484,832.70
-CHECKS/DEBITS	28	64,790.07
-SERVICE CHARGE		.00
CURRENT BALANCE		515,714.34
*DESCRIPTIVE TRANSACTIONS*

DATE	TRACER	DESCRIPTION	AMOUNT
9-09	431060	Fund PR fees TO ACCOUNT 3300661012	325.85	-
9-09	32	WIRE IN 090909B1Q8151C004419 200925202496; ORG OPPENHEIMER TRUST CO VERMILLION INC	15000.00
9-11	431812	Fund 9/15/09 PR TO ACCOUNT 3300661012	5630.61	-
9-11	431813	Fund 9/15/09 PR taxes TO ACCOUNT 3300661012	3379.39	-
9-25	435395	Fund 9/30/09 payroll TO ACCOUNT 3300661012	9125.40	-
9-28	1	DEPOSIT	20541.70
9-28	13	ANALYSIS SERVICE CHARGE	617.37	-
9-29	29	WIRE IN 090929B1Q8154C004625 200927203828; ORG HIGHBRIDGE INTERNATIONAL LLC; OBI REF: PAYME	185000.00
9-29	29	WIRE IN 090929B1Q8021C010972 200927201723; ORG FALCON TECHNOLOGY PARTNERS, LPATTN:	264291.00

*CHECKS PAID*

SERIAL #	DATE	AMOUNT	SERIAL #	DATE	AMOUNT
2115	9-03	6851.00	2142	9-23	1315.15
2116	9-01	1890.00	2143	9-23	248.35
2117	9-03	1235.34	2144	9-23	849.64
2118	9-01	4010.00	2145	9-22	4058.00
2120*	9-28	7280.00	2146	9-21	165.00
2121	9-08	9440.56	2147	9-24	212.69
2122	9-03	260.00	2148	9-21	445.57
2123	9-01	66.99	2149	9-22	2106.71
2124	9-01	866.25	2150	9-23	195.00
2139*	9-24	499.65	2151	9-21	61.45
2140	9-24	50.74	2152	9-22	1437.36
2141	9-22	2166.00
*DAILY BALANCE SUMMARY*

DATE	BALANCE	DATE	BALANCE	DATE	BALANCE
8-31	95671.71	9-01	88838.47	9-03	80492.13
9-08	71051.57	9-09	85725.72	9-11	76715.72
9-21	76043.70	9-22	66275.63	9-23	63667.49
9-24	62904.41	9-25	53779.01	9-28	66423.34
9-29	515714.34
ALL SVB AUDIT CONFIRMATION REQUESTS SHOULD BE
SUBMITTED TO CAPITAL CONFIRMATION WWW.CONFIRMATION.COM

PAGE: 2

VERMILLION

#2115 Paid 9/03/09 $6,851.00

VERMILLION

#2116 Paid 9/01/09 $1,890.00

VERMILLION

#2117 Paid 9/03/09 $1,235.34

VERMILLION

#2118 Paid 9/01/09 $4,010.00

VERMILLION

#2120 Paid 9/28/09 $7,280.00

VERMILLION

#2121 Paid 9/08/09 $9,440.56

VERMILLION

#2122 Paid 9/03/09 $260.00

VERMILLION

#2123 Paid 9/01/09 $66.99

VERMILLION

#2124 Paid 9/01/09 $866.25

VERMILLION

#2139 Paid 9/24/09 $499.65

PAGE: 3

VERMILLION

#2140 Paid 9/24/09 $50.74

VERMILLION

#2141 Paid 9/22/09 $2,166.00

VERMILLION

#2142 Paid 9/23/09 $1,315.15

VERMILLION

#2143 Paid 9/23/09 $248.35

VERMILLION

#2144 Paid 9/23/09 $849.64

VERMILLION

#2145 Paid 9/22/09 $4,058.00

VERMILLION

#2146 Paid 9/21/09 $165.00

VERMILLION

#2147 Paid 9/24/09 $212.69

VERMILLION

#2148 Paid 9/21/09 $445.57

VERMILLION

#2149 Paid 9/22/09 $2,106.71

PAGE: 4

Statement of Account

THIS STATEMENT DATE 9-30-09
LAST STATEMENT DATE 8-31-09
ACCOUNT NUMBER 3300661012

ENCLOSURE DEBITS
VERMILLION INC
PAYROLL DEBTOR IN POSSESSION
47350 FREMONT BLVD
FREMONT CA 94538

3300661012	ANALYSIS CHECKING

PREVIOUS BALANCE	8-31-09	460.60
+DEPOSITS/CREDITS	7	843,302.25
-CHECKS/DEBITS	7	18,623.00
-SERVICE CHARGE		.00
CURRENT BALANCE		825,139.85
* DESCRIPTIVE TRANSACTIONS *

DATE	TRACER	DESCRIPTION	AMOUNT
9-09	431060	Fund PR fees
		FROM ACCOUNT 3300661008	325.85
9-11	431812	Fund 9/15/09 PR
		FROM ACCOUNT 3300661008	5630.61
9-11	431813	Fund 9/15/09 PR taxes
		FROM ACCOUNT 3300661008	3379.39
9-11	29	WIRE OUT 090911L1B77D1C000872
		200925401589;BNF ADP TAX SERVI
		CES INC WIRE IMPOUND;OBI ID# 0	5630.61-
9-14	33	WIRE OUT 090914L1B77D1C000278
		200925701243;BNF ADP INC FUNDS
		MGMT;OBI ID# 04Q1V 5249091 VV;	3379.39-
9-25	435395	Fund 9/30/09 payroll
		FROM ACCOUNT 3300661008	9125.40
9-28	30	WIRE OUT 090928L1B77D1C000309
		200927101481;BNF ADP TAX SERVI
		CES INC WIRE IMPOUND;OBI ID# 4	5675.63-
9-29	29	WIRE OUT 090929L1B77D1C000265
		200927201324;BNF ADP INC FUNDS
		MGMT;OBI ID# 04Q1V 5344862 VV;	3379.37-
9-30	33	WIRE IN 090930B1Q8021C048354
		200927307440;ORG FORT MASON PARTNERS, LP	16095.00
9-30	33	WIRE IN 090930B1QGC07C011586
		200927306708;ORG IROQUOIS MASTER
		FUND LTD 641 LEXIN;REF SWF	88097.00
9-30	33	WIRE IN 090930B1Q8021C058509
		200927308971;ORG PHRONESIS PARTNERS LP 130 E	720649.00
* EFT ACTIVITY *

DATE	TRACER	DESCRIPTION	AMOUNT
9-04	1247	ADP PAYROLL FEES ADP — FEES
		CIPHERGEN BIOSYSTEMS I	286.45-
9-18	1261	ADP PAYROLL FEES ADP — FEES
		CIPHERGEN BIOSYSTEMS I	232.15-
9-25	2268	ADP PAYROLL FEES ADP — FEES
		CIPHERGEN BIOSYSTEMS I	39.40-
* DAILY BALANCE SUMMARY *

DATE	BALANCE	DATE	BALANCE	DATE	BALANCE
8-31	460.60	9-04	174.15	9-09	500.00
9-11	3879.39	9-14	500.00	9-18	267.85
9-25	9353.85	9-28	3678.22	9-29	298.85
9-30	825139.85
ALL SVB AUDIT CONFIRMATION REQUESTS SHOULD BE
SUBMITTED TO CAPITAL CONFIRMATION WWW.CONFIRMATION.COM

MOR 1 — Exhibit 3

CHECK HISTORY REPORT	VERMILLION, INC. SORTED BY CHECK NUMBER
ACTIVITY FROM: 09/01/09           TO: 09/30/09
BANK CODE:           A SILICON VALLEY BANK CHECKING

CHECK	CHECK	VENDOR		CHECK
NUMBER	DATE	NUMBER	NAME	AMOUNT

002125	09/11/09	ATT06	AT&T	499.65
002125	09/11/09	ATT06	AT&T	499.65-	(REVRSL)
002126	09/11/09	BOWNE00	BOWNE OF LOS ANGELES, INC.	2,166.00
002126	09/11/09	BOWNE00	BOWNE OF LOS ANGELES, INC.	2,166.00-	(REVRSL)
002127	09/11/09	CINGU05	AT & T MOBILITY	1,315.15
002127	09/11/09	CINGU05	AT & T MOBILITY	1,315.15-	(REVRSL)
002128	09/11/09	CITTE00	CIT TECHNOLOGY FIN SERV, INC	248.35
002128	09/11/09	CITTE00	CIT TECHNOLOGY FIN SERV, INC	248.35-	(REVRSL)
002129	09/11/09	ELPAS00	WORLDWIDE GROUND	849.64
002129	09/11/09	ELPAS00	WORLDWIDE GROUND	849.64-	(REVRSL)
002130	09/11/09	ENDSI00	ENDSIGHT	4,058.00
002130	09/11/09	ENDSI00	ENDSIGHT	4,058.00-	(REVRSL)
002131	09/11/09	FACIL01	FACILITIES MAINTENANCE SVCS	165.00
002131	09/11/09	FACIL01	FACILITIES MAINTENANCE SVCS	165.00-	(REVRSL)
002132	09/11/09	GLOBA06	GLOBAL CROSSING CONFERENCING	212.69
002132	09/11/09	GLOBA06	GLOBAL CROSSING CONFERENCING	212.69-	(REVRSL)
002133	09/11/09	PACIF00	AT&T	496.31
002133	09/11/09	PACIF00	AT&T	496.31-	(REVRSL)
002134	09/11/09	PGE00	P G & E	2,106.71
002134	09/11/09	PGE00	P G & E	2,106.71-	(REVRSL)
002135	09/11/09	PRNEW00	PR NEWSWIRE	195.00
002135	09/11/09	PRNEW00	PR NEWSWIRE	195.00-	(REVRSL)
002136	09/11/09	UPS00	UNITED PARCEL SERVICE	61.45
002136	09/11/09	UPS00	UNITED PARCEL SERVICE	61.45-	(REVRSL)
002137	09/11/09	WELLS00	WELLS FARGO SHAREOWNER SERVICE	1,437.36
002137	09/11/09	WELLS00	WELLS FARGO SHAREOWNER SERVICE	1,437.36-	(REVRSL)
002139	09/11/09	ATT06	AT&T	499.65
002140	09/11/09	ATTL00	AT&T LONG DISTANCE	50.74
002141	09/11/09	BOWNE00	BOWNE OF LOS ANGELES, INC.	2,166.00
002142	09/11/09	CINGU05	AT & T MOBILITY	1,315.15
002143	09/11/09	CITTE00	CIT TECHNOLOGY FIN SERV, INC	248.35
002144	09/11/09	ELPAS00	WORLDWIDE GROUND	849.64
002145	09/11/09	ENDSI00	ENDSIGHT	4,058.00
002146	09/11/09	FACIL01	FACILITIES MAINTENANCE SVCS	165.00
002147	09/11/09	GLOBA06	GLOBAL CROSSING CONFERENCING	212.69
002148	09/11/09	PACIF00	AT&T	445.57
002149	09/11/09	PGE00	P G & E	2,106.71
002150	09/11/09	PRNEW00	PR NEWSWIRE	195.00
002151	09/11/09	UPS00	UNITED PARCEL SERVICE	61.45
002152	09/11/09	WELLS00	WELLS FARGO SHAREOWNER SERVICE	1,437.36

			BANK A TOTAL:	13,811.31

			REPORT TOTAL:	13,811.31

System Date: 10/16/2009 / 1:30 pm	Page: 1
Application Date: 10/16/2009	User: SGA / Vivian Kwan

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: September 01, 2009 — September 30, 2009
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	$0.00	$
Less: Returns and Allowances
Net Revenue	$0.00	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit	$0.00
OPERATING EXPENSES	See Exhibit 4
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES	See Exhibit 4
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS	See Exhibit 4
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	(374,643.83)	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).
MOR
(04/07)

VERMILLION INC. MOR 2 — INCOME STATEMENT — SEPTEMBER 2009	Case No. 09-11091 (CSS) MOR 2 — Exhibit 4

GL ACCT	DESCRIPTION	AMT

REVENUE		0.00

COST OF REVENUE		0.00

OPERATING EXPENSES

8110	SAMPLE ACQUISITION COSTS	17,089.44
8210	SALARIES	1,118.77
8212	PAYROLL TAXES: F&A	(1,582.69)
8220	PAID TIME OFF	(14,850.59)
8240	WORKERS’ COMP INS.: F&A	2,498.30
8310	HEALTH INSURANCE: F&A	40,201.65
8311	CONSULTING FEES	7,975.97
8320	LEGAL FEES — GENERAL	97,000.00
8321	LEGAL FEES — INTELLECTUAL PROP	10,851.00
8325	LEGAL FEES — LAWSUIT: LGL-UNSP	(21,000.00)
8330	ACCOUNTING FEES: F&A	558.00
8360	COLLABORATION COSTS	55,354.63
8375	ROYALTY/LICENSE FEES: LGL-UNSP	5,916.56
8383	BOARD FEES	(13,333.33)
8452	DEPRECIATION: FAC-UNSP	25,604.61
8716	INSURANCE — D&O	8,916.71
8731	SOFTWARE LICENSES & MAINT.	704.50
8742	ISDN/WEB ACCESS CHARGES: IT-UN	499.65
8750	BANK CHARGES AND FEES: F&A	617.37
8775	POSTAGE AND SHIPPING: F&A	127.38
8810	OFFICE RENT	9,237.51
8812	STORAGE	260.00
8813	PROPERTY TAXES	1,016.61
8815	BUSINESS INSURANCE	266.46
8820	UTILITIES	1,785.05
8825	OFFICE MAINTENANCE AND REPAIRS	165.00
8830	OFFICE TELEPHONE AND FAX	854.39

	TOTAL OPERATING EXPENSES	(237,852.95)

OTHER INCOME AND EXPENSES
9110	INTEREST INCOME-MONEY MARKET	(2,095.13)
9215	AMORTIZATION OF DEBT DISCOUNT	498.22
9230	INTEREST EXPENSE — CONVERTS	105,625.00
9250	INTEREST EXPENSE-OTHER	30,821.92
9314	OFFERING COSTS AMORTIZATION	102.12
9325	OTHER INCOME	(80.00)
9360	FRANCHISE TAXES	1,918.75

	TOTAL OTHER INCOME AND EXPENSES	136,790.88

NET PROFIT (LOSS)		(374,643.83)

MOR
(04/07)

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: September 01, 2009 — September 30, 2009
STATEMENT OF OPERATIONS — continuation sheet

Cumulative
BREAKDOWN OF “OTHER” CATEGORY	Month	Filing to Date

Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items — Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
MOR
(04/07)

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: September 01, 2009 — September 30, 2009
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	See exhibit 5
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$10,804,084.49	$

	BOOK VALUE AT END OF		BOOK VALUE ON
	CURRENT REPORTING MONTH		PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases — Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES		$2,197,948.83	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		$32,220,703.59
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES	$		$

TOTAL LIABILITIES		$34,418,652.42	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$		$
TOTAL LIABILITIES AND OWNERS’ EQUITY		$10,804,084.50	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).
MOR
(04/07)

Vermillion Inc.	Case No. 09-11091 (CSS)
Balance Sheet	MOR 3 — Exhibit 5
For the Eight Months Ending September 30, 2009

	Pre-petition	Post-petition	Total
Assets:
Cash and cash equivalents			$1,343,377.11
Employee receivables
Prepaids and other			686,302.60
Intercompany — IllumeSys			222,159.97
Intercompany — CTI			10,318.48
Intercompany — Denmark			354,966.56
Intercompany — Germany			(370,347.39)
Intercompany — UK			20,465.35
Intercompany — France			(128,360.30)
Intercompany — Ciphergen Int’l			2,507,898.82
Intercompany — Japan			1,261,994.85
Intercompany — Italy			10,504.77
Intercompany — China			(527,039.97)
Fixed assets			2,880,951.86
Accumulated depreciation			(2,539,511.18)
Investment in IllumeSys			1,699,988.35
Investment in UK			17,569.28
Investment in Denmark			65,413.35
Investment in China			618,339.92
Investment in Germany			266,480.00
Investment in Japan			(1,008,058.87)
Investment in Italy			9,112.44
Investment in France			9,314.25
Other long-term assets			3,392,244.24

Total assets			10,804,084.49

Liabilities:
Accounts payable	2,359,563.10	246,374.83	2,605,937.93
Accrued liabilities	772,277.44	1,938,059.92	2,710,337.36
Accrued payroll and related	88,863.21	11,686.75	100,549.96
Intercompany accounts		0.00
Deferred rent — current		1,827.33	1,827.33
Other current liabilities, net of discount	2,500,000.00		2,500,000.00
Convertible senior notes, net of discounts	16,500,000.00		16,500,000.00
Long-term debt to related party	9,999,999.84		9,999,999.84

Total liabilities	32,220,703.59	2,197,948.83	34,418,652.42

Stockholders’ equity:
Common stock			6,877.45
Additional paid in capital			226,703,781.30
Deferred stock-based compensation			3,152,300.93
Accum. comprehensive income
Retained earnings — prior			(248,699,448.32)
Retained earnings — current			(4,778,079.28)

Total stockholders’ equity			(23,614,567.92)

Total liabilities and equity			10,804,084.50
MOR
(04/07)

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: September 01, 2009 — September 30, 2009
BALANCE SHEET — continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
ASSETS
Other Current Assets

Other Assets

	BOOK VALUE AT END OF	BOOK VALUE ON
	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.
MOR
(04/07)

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: September 01, 2009 — September 30, 2009
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding			3,141.62
FICA-Employee			1,280.57
FICA-Employer			1,280.56
Unemployment
Income
Other:____________
Total Federal Taxes			5,702.75
State and Local
Withholding			1,001.02
Sales
Excise
Unemployment
Real Property
Personal Property
Other: State disability insurance			54.99
Total State and Local			1,056.01
Total Taxes			6,758.76

MOR 4 — Exhibit 6

Liability Recap	Taxes Debited	Federal Income Tax	1.570.81

		Earned Income Credit Advances	.00

		Social Security — EE	518.92

		Social Security — ER	518.92

		Social Security Adj — EE	.00

		Medicare — EE	121.35

		Medicare — ER	121.36

		Medicare Adj — EE	.00

		COBRA Premium Assistance Payments	.00

		Federal Unemployment Tax	.00

		State Income Tax	500.51

		State Unemployment Insurance — EE	.00

		State Unemployment/Disability Ins — ER	.00

		State Unemployment Insurance Adj — EE	.00

		State Disability Insurance — EE	27.50

		State Disability Insurance Adj — EE	.00

		Workers’ Benefit Fund Assessment — EE	.00

		Workers’ Benefit Fund Assessment — ER	.00

		Local Income Tax	.00

		School District Tax	.00

		Total Taxes Debited Acct. No. XXXXXX1012	Tran/ABA XXXXXXXXX	3,379.37

	Other Transfers	ADP Direct Deposit Acct. No. XXXXXX1012	Tran/ABA XXXXXXXXX	5,675.63		Total Liability

		Total Amount Debited From Your Account			9,055.00	9,055.00

	Bank Debits and Other Liability	Checks		.00		9,055.00

		Adjustments/ Prepay/ Voids		.00		9,055.00

	Taxes — Your Responsibility	None This Payroll

						9,055.00

VERMILLION INC Company Code: Q1V Region Name: SANTA CLARA REGION	Batch: Quarter Number: Service Center:	5310 3 075	Period Ending: Pay Date : Current Date :	09/30/2009 09/30/2009 09/25/2009	Week 40 Page 1

Liability Recap	Taxes Debited	Federal Income Tax	1,570.81

		Earned Income Credit Advances	.00

		Social Security — EE	518.92

		Social Security — ER	518.92

		Social Security Adj — EE	.00

		Medicare — EE	121.37

		Medicare — ER	121.36

		Medicare Adj — EE	.00

		COBRA Premium Assistance Payments	.00

		Federal Unemployment Tax	.00

		State Income Tax	500.51

		State Unemployment Insurance — EE	.00

		State Unemployment/Disability Ins — ER	.00

		State Unemployment Insurance Adj — EE	.00

		State Disability Insurance — EE	27.49

		State Disability Insurance Adj — EE	.00

		Workers’ Benefit Fund Assessment — EE	.00

		Workers’ Benefit Fund Assessment — ER	.00

		Local Income Tax	.00

		School District Tax	.00

		Total Taxes Debited Acct. No. XXXXXX1012	Tran/ABA XXXXXXXXX	3,379.39

	Other Transfers	ADP Direct Deposit Acct. No. XXXXXX1012	Tran/ABA XXXXXXXXX	5,630.61		Total Liability

		Total Amount Debited From Your Account			9,010.00	9,010.00

	Bank Debits and Other Liability	Checks		.00		9,010.00

		Adjustments/ Prepay/ Voids		.00		9,010.00

	Taxes — Your Responsibility	None This Payroll

						9,010.00

VERMILLION INC Company Code: Q1V Region Name: SANTA CLARA REGION	Batch: Quarter Number: Service Center:	1860 3 075	Period Ending: Pay Date : Current Date :	09/15/2009 09/15/2009 09/10/2009	Week 37 Page 1

SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.          See exhibit 7

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	57,956.42	15,984.16	8,363.82	50,445.67	113,624.76	246,374.83
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:____________
Other:____________
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).
MOR
(04/07)

VERMILLION, INC ACCOUNTS PAYABLE AGING REPORT ALL OPEN INVOICE AGED BY INVOICE DATE	Case No. 09-11091 (CSS) Exhibit 7

INVOICE NO.	INVOICE DATE DUE DSCNT	CURRENT	30 DAYS	60 DAYS	90 DAYS	120 DAYS
ALAME02	DONALD R. WHITE, TAX
70109	07/01/09 07/01				50.2
7012009	07/01/09 07/01				12,149.13
ATTL00	AT&T LONG DISTANCE
91209	09/12/09 09/12	9.84
ATTT1	AT&T
90509	09/05/09 09/05	305.96
BLUEC04	ANTHEM BLUE CROSS
2009090659	09/03/09 09/03	5,466.00
BOWNE00	BOWNE OF LOS ANGELES,
I-09066430	06/30/09 06/30				900
I-09084751	08/27/09 08/27		983
I-09092466	09/16/09 09/16	426
I090641410	06/17/09 06/17				3,986.00
CARRU01	CARRUTHERS, SUSAN D
83109	08/31/09 08/31		1,645.00
CINTA00	CINTAS CORPORATION #0
DG38044465	04/08/09 05/08					109.95
DG38046395	05/14/09 06/13					70
CONEX00	CONEXIS
0809-OR770	09/02/09 09/02	40
CTCOR00	CT CORPORATION
42909	04/29/09 05/29					12,900.00
2004381405	05/31/09 06/30					270
ETRAD00	E*TRADE FINANCIAL
110495	04/29/09 05/29					2,083.33
110651	05/28/09 06/27					2,083.33
110833	06/29/09 07/29				2,083.33
110997	07/29/09 08/28			2,083.33
111154	08/27/09 09/26		2,083.33
FACIL01	FACILITIES MAINTENANC
28336	05/15/09 06/14					329
28856	09/15/09 10/15	165
FEDEX03	FEDEX ERS
896770490	04/06/09 04/21					316.13
FIDEL03	FIDELITY INVESTMENTS
818088	09/08/09 10/08	605
FIRST02	FIRST INSURANCE FUNDI
905543	09/30/09 09/30	26,750.00
FOLEY01	FOLEY & LARDNER
31040144	05/18/09 05/18					592.5
31053420	06/18/09 06/18				194.5
HYMAN00	HYMAN, PHELPS & MCNAM
88192	06/19/09 06/19				840
89020	08/06/09 08/06		1,120.00
89819	09/16/09 09/16	2,520.65
IRONM00	IRON MOUNTAIN
102476677	08/31/09 09/30		377.02
ANZ7533	07/31/09 08/30			354.29
ASS5108	08/31/09 09/30		349.92
JOHNS00	JOHNS HOPKINS UNIVERS
80001780	07/27/09 07/27			3,610.00
OHIOS00	THE OHIO STATE UNIVER
1747A	05/18/09 06/17					3,500.00
1747B	05/18/09 06/17					875
1747C	05/18/09 06/17					2,625.00
PACIF00	AT&T
91909	09/13/09 09/13	54.98
PAGEA00	PAGE, GAIL
83109	08/31/09 08/31		7,280.00
PGE00	P G & E
91109	09/11/09 09/11	1,785.05
PRAXA00	PRAXAIR DISTRIBUTION,
32874091	04/20/09 05/20					29.8
33739360	07/20/09 08/19			28.97
34035089	08/20/09 09/19		29.8
PRECI09	PRECISIONMED INC.
709	06/04/09 06/04				5,000.00
PROLO00	PROLOGIS LIMITED PART
100109	09/29/09 09/29	9,440.56
PRNEW00	PR NEWSWIRE
100724051	04/02/09 04/02					1060.5
PUBLI00	PUBLIC STORAGE, INC.
100109	09/29/09 09/29	260
QUINN00	QUINN EMANUEL URQUHAR
1142178	05/15/09 05/15					5,559.97
SPECIAL	Speciality Laboratori
3669449	04/30/09 04/30					7,160.00
STERI00	STERICYCLE INC.
3000558515	08/01/09 08/31			524.64
THOMS05	THOMSON FINANCIAL LLC
1396660	06/01/09 06/01					2,949.00
TOTEN00	THE TOTENBERG GROUP
90709	09/07/09 09/07	5,000.00
91409	09/14/09 09/14	2,500.00
92409	09/24/09 09/24	2,500.00
TOWNS00	TOWNSEND & TOWNSEND E
722016	05/27/09 05/27					1,237.33
722107	05/27/09 05/27					1,110.10
UPS00	UNITED PARCEL SERVICE
FW9028389	09/19/09 09/19	127.38
WELLS00	WELLS FARGO SHAREOWNE
52933	07/24/09 08/23			1,762.59
53459	08/25/09 09/24		1,643.59
WOMBLE	Womble Carlyle Sandri
1812262	05/13/09 05/13					49,402.14
1819389	06/02/09 06/02					19,361.68
1821903	07/01/09 07/01				194.4
1821986	07/01/09 07/01				25,048.11
ZHOUT01	ZHOU, QUN
83109	08/31/09 08/31		472.5

	REPORT TOTALS:	57,956.42	15,984.16	8,363.82	50,445.67	113,624.76

MOR
(04/07)

In re: Vermillion, Inc.
                                          Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
N/A

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	0
+ Amounts billed during the period	0
- Amounts collected during the period	0
Total Accounts Receivable at the end of the reporting period	0

Accounts Receivable Aging	Amount
0 - 30 days old	0
31 - 60 days old	0
61 - 90 days old	0
91+ days old	0
Total Accounts Receivable	0
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	0

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

MOR
(04/07)